10.32.    Second Amendment and Consent to the Amended and Restated Revolving
Credit Agreement by and between Guess ?, Inc. And BankBoston, N.A.,   F/K/A
The First National Bank of Boston, Sanwa Bank California and     the Financial
Institutions Party Hereto.
--------------------------------------------------------------------------------
                          SECOND AMENDMENT AND CONSENT

                                       TO

                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                 BY AND BETWEEN

                                 GUESS ?, INC.

                                      AND

                                BANKBOSTON, N.A.
                    F/K/A THE FIRST NATIONAL BANK OF BOSTON,

                             SANWA BANK CALIFORNIA

                                      AND

                    THE FINANCIAL INSTITUTIONS PARTY HERETO


                          Dated as of January 30, 1998

                          SECOND AMENDMENT AND CONSENT
                                      TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     This Second Amendment and Consent to Amended and Restated Revolving Credit Agreement (this "Agreement") is entered into as of January 30, 1998, by and between GUESS ?, INC., a Delaware corporation having its chief executive office at 1444 S. Alameda Street, Los Angeles, California, 90021 (the "Company") and BankBoston, N.A. formerly THE FIRST NATIONAL BANK OF BOSTON, a bank with its head offices at 100 Federal Street, Boston, Massachusetts, 02110 (the "Agent"), SANWA BANK CALIFORNIA, a bank with its head offices at 601 South Figueroa Street, Los Angeles, California 90017 (the "Co-Agent"), and THE FINANCIAL INSTITUTIONS PARTIES HERETO (the "Lenders").

                                   RECITALS

I. The parties hereto have previously entered into that certain Amended and Restated Revolving Credit Agreement, dated as of March 28, 1997 as amended by the First Amendment and Waiver to the Amended and Restated Revolving Credit Agreement dated as of April 30, 1997 (collectively the "Credit Agreement");

A. As of December 31, 1997 the Company transferred certain assets to Guess? Retail, Inc. ("Retail") and Guess? Licensing, Inc. ("Licensing") all as more fully set forth in the Consent and Affirmation Agreement dated as of December 31, 1997 and appended hereto as Exhibit A (the "Consent Agreement") ;

A. As set forth in the Consent Agreement, Retail and Licensing have each agreed to become parties to the Credit Agreement as guarantors (the "Guarantors") and to grant the Agent on behalf of the Lenders a security interest as more fully set forth in the security agreements, the form of which is appended hereto as Exhibit B (the "Guarantors Security Agreements");

A. Retail and Licensing have further agreed to make certain representations and warranties as set forth in this Agreement and to affirm that they are bound by certain covenants set forth in the Credit Agreement to which Subsidiaries are to be bound; and

A. The Company, Retail and Licensing have agreed to make certain other modifications to the Credit Agreement as provided in this Agreement.


                                  AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Waiver and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the above Recitals and as follows:

1. Definitions. All defined terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

1. Amendments to the Credit Agreement. From and after the date hereof the Credit Agreement is hereby amended as follows:

a) The Credit Agreement is amended by the addition of the following definitions and the full substitution of the following definitions:

          Consent Agreement.   Consent and Affirmation Agreement dated
          as of December 31, 1997 by and among the Majority Lenders, the Agent, the Company, Retail and Licensing and appended hereto as Exhibit M.

          Consolidated Total Debt Service. For any period, all interest (on a consolidated basis if and when the Company has any Subsidiaries) which has accrued (whether actually paid or not) for such period, and all scheduled payments of principal due during the one year period preceding the end of such period, on all obligations for borrowed money, capitalized leases or otherwise, except for the principal amounts outstanding under the Revolving Loans.

          Consolidated Total Interest Expense. For any period, all interest (on a consolidated basis if and when the Company has any Subsidiaries) which has accrued (whether actually paid or not) for such period on all Indebtedness for Money Borrowed, Capitalized Leases or otherwise.

          Four Wall Contribution Report. For any retail or outlet store of the Company or any Subsidiary, a report of results of operations for that store taking into account gross sales, cost of goods sold and overhead expenses including rent, payroll and tenant improvements, in each case related only to that store and excluding charges relating to the other operations and store locations of the Company and its other Subsidiaries .

          Guaranteed Obligations .  See Section 4A.1.

          Guarantors. Retail and Licensing and any other party who in the future agrees to be bound by the provisions of Section 4A of this Agreement.

          Guarantors Security Agreement. The security agreement in form appended hereto as Exhibit L-1 and L-2 executed by each Guarantor.

          Inventory Turnover. As of the last day of each fiscal quarter, the result obtained (expressed as the number of turns) by dividing (i) the total cost of sales of the Company and its Subsidiaries on a consolidated basis for the four fiscal quarters then ended, by (ii) the average inventory of the Company and its Subsidiaries on a consolidated basis for the four fiscal quarters then ended (calculated by adding the book value of the inventory of the Company and its Subsidiaries on a consolidated basis as of the end of the most recently ended fiscal quarter to the book value of the inventory of the Company and its Subsidiaries on a consolidated basis at the beginning of the measurement period and dividing the result by 2).

          Licensing .   Guess? Licensing, Inc. a Delaware Corporation which is a
          Wholly Owned Subsidiary.

          Loan Documents. Collectively, this Agreement, the Notes, the Security Agreement, the Guarantors Security Agreements, any Letters of Credit, any Letter of Credit Agreement and any guaranties or other document required by any such Loan Document together with any amendments, modifications or replacements thereto.

          Retail .   Guess? Retail, Inc. a Delaware Corporation which is a
          Wholly Owned Subsidiary.


a)             Section 4A is added to the Credit Agreement to read as follows:

               SECTION 4A.  Guaranty by Guarantors

          4A.1 The Guaranty4A.1 Guaranty. Each Guarantor hereby jointly and severally guaranties to each Lender, the Co-Agent and the Agent and their respective successors and assigns the prompt payment in full when due of all Obligations (whether at stated maturity, by acceleration or otherwise) of any kind or nature each in accordance with the terms thereof (being herein collectively called the
          "Guaranteed Obligations").   Each Guarantor hereby further agrees that
          if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, each Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.
          4A.2 Obligations Absolute     Obligations Unconditional. The
          obligations of each Guarantor under Section 4A.1 are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guaranty of or security for any of the Guaranteed Obligations, and irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4A.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute and unconditional as described above:

                    (i) at any time or from time to time, without notice to such Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                    (ii) any of the acts mentioned in any of the provisions hereof or of the other Loan Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;

                    (iii) the maturity of any of the Guaranteed Obligations
               shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right hereunder or under the other Loan Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guaranty of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                    (iv) any lien or security interest granted to, or in favor of, the Agent, or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

          The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against the Company hereunder or under the other Loan Documents or any other agreement or instrument referred to herein or therein, or against any other Person under other guaranty of, or security for, any of the Guaranteed Obligations.

          4A.3 Reinstatement.  The obligations of each Guarantor under this
          Section 4A shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each of the Guarantors agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Agent or any Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          4A.4 Subrogation. Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including any such right arising under the Federal Bankruptcy Code of 1978, as amended) or otherwise by reason of any payment by it pursuant to the provisions of this Section 4A and further agrees with the Company for the benefit of each of its creditors (including each Lender and the Agent) that any such payment by it shall constitute a contribution of capital by such Guarantor to the Company.

          4A.5 Remedies. Each Guarantor agrees that, as between such Guarantor and the Lenders, the Obligations may be declared to be forthwith due and payable as provided in Section 7.1 for purposes of Section 4A.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such Obligations (whether or not due and payable by the Company) shall forthwith become due and payable by such Guarantor for purposes of Section 4A.1.

          4A.6 Instrument for the Payment of Money. 3.6 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guaranty in this Section 4A constitutes an instrument for the payment of money, and consents and agrees that the any Lender or the Agent, at its sole option, in the event of a dispute by the Guarantors in the payment of any moneys due hereunder, shall have the right to summary judgment or such other expedited procedure as may be available for a suit on a note or other instrument for the payment of money.

          4A.7 Continuing Guaranty 3.7Continuing Guaranty.  The guaranty in this
          Section 4A is a continuing guaranty, and shall apply to all Guaranteed Obligations whenever arising.

          4A.8 General Limitation on Guaranty Obligations 3.9 General Limitation on Guaranty Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 4A.1 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 4A.1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

a) Section 5.1(c) of the Credit Agreement is deleted in its entirety and amended to read as follows:

          5.1(c) concurrently with the delivery of each financial statement pursuant to subsections (a) and (b) of this Section 5.l, a report in substantially the form of Exhibit F hereto signed on behalf of the Company by its chief financial officer; in addition, a report of the actual results of composite store sales on a consolidated basis for each retail and outlet store of the Company or any of its Subsidiaries for the year to date;

a) Section 5.1 (j) of the Credit Agreement is deleted in its entirety and amended to read as follows:

          5.1 (j) annual financial forecasts and projections for the Company and its Subsidiaries to be delivered no later than 120 days after the end of each fiscal year; and

a) Section 5.1 of the Credit Agreement is amended by deleting the word "and" at the end of Section 5.1 (j), deleting the period after the end of
Section 5.1.(k), adding a ";" and the word "and" to the end of Section 5.1 (k) and adding the following Section 5.1 (l) to read as follows:

          5.1 (l) all of the reports, statements and other documents required to be delivered upon this Section 5.1 must be received in hand by the Agent no later than the date upon which they are due in accordance with the various provisions of this Section 5.1, notwithstanding any provision of Section 9.1 on the giving of notice.


a) Section 5.13 of the Credit Agreement, Use of Proceeds, is deleted in its entirety and amended to read as follows:

           5.13 Use of Proceeds. The Company will use the proceeds of the Revolving Loans for the ongoing working capital needs of the Company and the Guarantors. Notwithstanding the foregoing, the Company may use up to $75,000,000 , in the aggregate of the Commitment Amount, reduced by all purchases of Senior Subordinated Notes prior to the date of this Agreement as set forth on Exhibit C and further reduced by all purchases of Senior Subordinated Notes and common stock under the Stock Repurchase Program made on and after the date hereof, to repurchase a portion of the Senior Subordinated Notes or any of the Company's common stock under the Stock Repurchase Program, provided,
          (i) that the Company shall satisfy on a pro forma basis, all of the covenants made herein for the next four (4) fiscal quarters from the date thereof, (ii) that the Company's repurchase of the Senior Subordinated Notes and common stock under the Stock Repurchase Program in any fiscal quarter shall be limited to the amount of the Company's positive net income based on the average of net income for the preceding four fiscal quarters, as previously reported to the Agent and using the current quarter as the fourth quarter for purposes of the calculation and (iii) that such repurchase complies with the provisions of Section 6.8 (xiv) hereof.

a) Section 6.2 of the Credit Agreement, Guarantees, is amended by deleting the word "and" at the end of Section 6.2 (g), deleting the period after the end of Section 6.2 (h), adding a ";" and the word "and" to the end of
Section 6.2 (h) and adding the following Section 6.2 (i) to read as follows:

          6.2 (i) Guarantees by the Company of the store leases of Retail listed on Schedule 6.2 (i).

a) Section 6.4 (a) of the Credit Agreement, Encumbrances, is deleted in its entirety and amended to read as follows:

          6.4 (a)   Encumbrances in favor of the Agent or any of its affiliates or Lenders under the Security Agreement and the Guarantors Security Agreements;

a) Section 6.5 of the Credit Agreement, Merger; Consolidation; Sale or Lease of Assets is amended by deleting the word "and" at the end of Section
6.5 (iv), adding a "," at the end of Section 6.5 (iv), deleting the period after the end of Section 6.5 (v), adding the word "and" to the end of Section
6.5 (v) and adding the following Section 6.5 (vi) to read as follows:

          6.5 (vi) the transfer by the Company of certain of its property and rights to Retail and Licensing as described in the Consent Agreement and the exhibits to the Consent
          Agreement.

a) Section 6.8 (i) of the Credit Agreement, Investments, is deleted in its entirety and amended to read as follows:

          6.8 (i) Investments in Subsidiaries and new Investments in Subsidiaries, Newtimes Guess Parent and Newtimes Guess not to exceed $15,000,000 in the aggregate at any one time, but excluding the transfer by the Company of certain of its property for the shares of Retail and Licensing as more fully set forth in the Consent Agreement and the exhibits to the Consent Agreement,

a) Exhibit K to Section 6.11, Transactions with Affiliates, is amended and updated as provided on Exhibit K appended to this Agreement to provide for transactions between the Company and the Guarantors.

a) Section 7.1 (e) of the Credit Agreement, Events of Default, is deleted in its entirety and amended to read as follows:

          7.1 (e) any representation or warranty of the Company or the Guarantors or any of them made in this Agreement or in the Notes or any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

a) Section 9.1 of the Credit Agreement, Notices. is amended to provide that any notice to the Guarantors shall be effective if delivered to the Company attention Glenn A. Weinman, General Counsel, at Telecopier
(213)765-0911 and all notices to the Agent should be addressed to BankBoston, N.A. attention: Nancy Fuller, Director, at Telecopier (617) 434-6685.

a) Consent and Waiver. Subject to the terms of this Agreement and the Consent Agreement, the Lenders hereby consent to the transfer by the Company of certain of its assets to Licensing and Retail pursuant to the exhibits to the Consent Agreement and waives any Event of Default which arose due to such transfers.

1.              Conditions to Second Amendment.

a) The agreements of the Agent and the Lenders as set forth in this Second Amendment are subject to the fulfillment of the following conditions:

1) Receipt by Agent of a copy of this Second Amendment and Consent Agreement executed by the Company, Retail, Licensing and the Majority Lenders;

1) Receipt by Agent of fully executed Guarantors Security Agreements from Retail and Licensing, with executed UCC-1's for each jurisdiction in which Retail and Licensing have Collateral and/or their chief executive office;

a) Receipt by the Agent of (i) the opinion of counsel to the Company in form reasonably satisfactory to the counsel to the Agent affirming the opinion given on December 31, 1997, opining as to such additional items as counsel to the Company previously agreed to address and any other matters reasonably requested by counsel to the Agent; (ii) a certificate signed by the Secretary or Assistant Secretary of the Company, Retail and Licensing
certifying, among other things:   that the Articles of Incorporation of the
Company, Retail and Licensing have not been amended since the date of the certified Articles of Incorporation for each delivered to Lender and attached thereto as an exhibit, that the By-laws of the Company, Retail and Licensing have not been amended since the certificate delivered on December 31, 1997, affirmation that the resolutions of the Company's, Retail's and Licensing's respective Boards of Directors authorizing the execution, delivery and performance of the Second Amendment to the Credit Agreement and the Guarantors Security Agreements, and granting the liens and encumbrances to the Agent for the benefit of the Lenders are in full force and effect, and affirmation as to the names, incumbency and signatures of the officers of the Company, Retail and Licensing executing the Second Amendment to Credit Agreement, the Guarantors Security Agreements, the UCC-1's in the jurisdictions in which each of Retail and Licensing do business naming the Agent on behalf of the Lenders and the other Loan Documents executed by each of them;


(1) All of the certificates of foreign qualification set forth on Exhibit C hereto.

(1) Such other documents, instruments and agreements as Agent may reasonably request in connection herewith or in order to effectuate the matters described herein.

1. Credit Agreement Remains in Full Force an Effect. Except for the amendments set forth in Section 2 hereof, no other amendment to the Credit Agreement is being given and all provisions of the Credit Agreement shall remain in full force and effect.

1.             Representations and Warranties; No Default or Event of Default.

     a) The Company hereby confirms that the representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof (except to the extent that such representations and warranties relate to a prior date) and that no Default or Event of Default has occurred and is continuing on the date hereof.

     a) The Guarantors hereby confirm that each of them is a Subsidiary for all purposes under the Credit Agreement and that all of the representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof as to each of the Guarantors.

     a) Each Guarantor confirms that each of the representations and warranties set forth in Sections 4.2, 4.3, 4.4, 4.7 and 4.10 are true and accurate as to each Guarantor.

1. Limitation of Waiver. Any waiver contained herein by the Agent and/or the Lenders, shall apply to the occurrence specifically described herein and then only to the extent set forth herein and shall not in any way be construed as a bar to a waiver of any right or remedy of the Agent and the Lenders as to any other occurrence or event.

1. Governing Law. This Waiver shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

1. Fees and Expenses. The Company shall pay the Lenders' reasonable attorneys' fees not to exceed $10,000 and out-of-pocket expenses for the filing of financing statements in approximately 50 locations and other normal and customary charges for photocopying, facsimile transmission, overnight delivery, postage, long distance telephone calls and similar charges actually incurred in connection with this Agreement as of and through the date hereof.

1. Counterparts. This Second Amendment and Consent may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Agreement, it shall not be necessary to account for more than one counterpart hereof signed by each of the parties hereto. Except to the extent specifically amended or supplemented hereby, all of the items, conditions and provisions of the Credit Agreement shall remain unmodified, and the Credit Agreement, as amended and supplemented by this Agreement, is confirmed as being in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                                       GUESS ?, INC.

                                       By:
                                       Print Name:
                                       Title:

                                       GUESS RETAIL ?, INC.

                                       By:
                                       Print Name:
                                       Title:

                                       GUESS LICENSING ?, INC.

                                       By:
                                       Print Name:
                                       Title:

                                       BANKBOSTON, N.A. FORMERLY
                                       THE FIRST NATIONAL BANK OF BOSTON
                                       (AS AGENT AND LENDER)

                                       By:
                                       Print Name:
                                       Title:

                                       SANWA BANK CALIFORNIA (AS CO-AGENT
                                       AND LENDER)

                                       By:
                                       Print Name:
                                       Title:

                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, LOS ANGELES AGENCY (AS LENDER)

                                       By:
                                       Print Name:
                                       Title:

               LENDERS SIGNATURES ON NEXT PAGE

                                       CREDIT LYONNAIS LOS ANGELES
                                       BRANCH (AS LENDER)


                                       By:
                                       Print Name:
                                       Title:


                                       SUMITOMO BANK OF CALIFORNIA
                                       (AS LENDER)


                                       By:
                                       Print Name:
                                       Title:

                                 BANKBOSTON, N.A.
               formerly known as The First National Bank of Boston

                                SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (the "Agreement") made as of January 30, 1998 by GUESS ? LICENSING, INC., a Delaware corporation with its chief executive offices at 1444 South Alameda St., Los Angeles CA 90021 (the "Debtor") in favor of BANKBOSTON, N.A., formerly known as THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (sometimes referred to as the "Agent") as agent for itself and for the Lenders parties to the Loan Agreement referred to below (the "Lenders") (the "Secured Party").

     WHEREAS, Guess?, Inc (the "Company"), the Secured Party and the Lenders entered into as of March 28, 1997 an Amended and Restated Revolving Credit Agreement (the "Loan Agreement") (all terms not otherwise defined shall have the meaning provided in the Loan Agreement) and;

     WHEREAS, on December 31, 1997, the Company transferred to the Debtor certain of its assets comprised of certain existing licenses of intellectual property and the right to license certain intellectual property in the United States; and

     WHEREAS, the Secured Party and the Lenders consented to the transfer from the Company to the Debtor on the condition that the Debtor would guarantee the Guaranteed Obligations of the Company to the Secured Party and the Lenders and grant a security interest in its assets as provided in this security agreement;

     WHEREAS, the Company, the Debtor, Guess? Retail, Inc, the Secured Party and the Lenders have entered into a Second Amendment and Consent to the Loan Agreement by which the Debtor has agreed to guarantee the Guaranteed Obligations as defined in the Loan Agreement.

     NOW THEREFORE, for value received, the receipt and legal sufficiency of which is hereby acknowledged, the Debtor hereby agrees as follows:

I. SECTION Definitions. All capitalized terms used herein or in any certificate, report or other document delivered pursuant to this Agreement shall have the meanings assigned to them below or in the Loan Agreement (unless otherwise defined). Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

     Accounts. All rights of the Debtor to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments evidencing any such right, all guarantees of and security for any such right, and the Debtor's rights pertaining to and interest in such goods, including the right of stoppage in transit, replevin or reclamation, all chattel paper evidencing any such right and all other property constituting "accounts" as such term is defined in the Uniform Commercial Code.

     Collateral.  See Section 2.

     General Intangibles. All "general intangibles" as such term is defined in the Uniform Commercial Code, but specifically excluding any trademarks, trade names, patents, copyrights and any other intellectual property, other than an Account arising from the licensing of any of the foregoing.

     Inventory. All goods, merchandise and other personal property of the Debtor that are held for sale, lease or other disposition, or for display or demonstration, or leased or consigned, or that are raw materials, piece goods, work-in-process or materials used or consumed or to be used or consumed in the Debtor's business, whether in transit or in the possession of the Debtor or another, including without limitation all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and goods located on the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other third parties; all display materials relating to any of the foregoing; all warehouse receipts and other negotiable and non-negotiable documents of title covering any of the foregoing; and all other property constituting "inventory" as such term is defined in the Uniform Commercial Code.

     Officer's Certificate. A certificate signed by an officer of the Debtor authorized in the resolution delivered herewith in the form attached hereto and delivered concurrently herewith.

     Uniform Commercial Code. The Uniform Commercial Code as in effect in the Commonwealth of Massachusetts.

I. SECTION Grant. To secure the payment and performance of the Debtor's guarantee of the Guaranteed Obligations, the Debtor hereby assigns and pledges to the Secured Party and grants to the Secured Party a continuing security interest in all of its rights, title and interest in, whether now owned or existing or hereafter arising or acquired, all Inventory and Accounts, and any and all additions, substitutions, replacements and accessions to any of the foregoing; and all proceeds and products of any of the foregoing (including, without limitation, proceeds which constitute Accounts, Inventory or General Intangibles) (collectively, the "Collateral").

I. SECTION Representations, Warranties and Covenants. The Debtor makes the following representations and warranties, and agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Agreement is in effect:

A.        Name; Debtor/Collateral Location; Changes.

     (a) The name of the Debtor set forth on the first page hereof is the true and correct legal name of the Debtor, and except as otherwise disclosed to the Secured Party in the Officer's Certificate, the Debtor has not done business as or used any other name.

     (b) The address of the Debtor set forth on the first page hereof is the Debtor's chief executive office (the "Chief Executive Office") and the place where its business records are kept.

     (c) The Debtor will not change its name, identity or organizational structure or the Chief Executive Office or place where its business records are kept, or move any tangible Collateral, unless the Debtor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by this Agreement.

A. Ownership of Collateral; Absence of Liens and Restrictions. The Debtor is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral, holding good and marketable title to the same free and clear of all Encumbrances except Permitted Encumbrances, and has good right and legal authority to assign, deliver, and create a security interest in the Collateral in the manner herein contemplated. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.

A. First Priority Security Interest. This Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices for the locations of Collateral listed in the Officer's Certificate, create a valid and continuing first lien on and perfected security interest in the Collateral (except for property not located in the United States or property in which a security interest may not be perfected by filing of a financing statement under the Uniform Commercial Code), prior to all other Encumbrances other than Permitted Encumbrances, and is enforceable as such against creditors of the Debtor.

A. Sales and Further Encumbrances. The Debtor shall defend its title to, and the Secured Party's interest in, the Collateral against all claims and take any action necessary to remove any Encumbrances other than Permitted Encumbrances and defend the right, title and interest of the Secured Party in and to any of the Secured Party's rights in the Collateral.

A. Accounts: Collection and Delivery of Proceeds. The Debtor will collect all of its Accounts constituting Collateral in the ordinary course of its business consistent with past practices unless and until the Secured Party exercises its rights to collect the Accounts pursuant to this Agreement. After the occurrence and during the continuation of an Event of Default, the Debtor shall, at the request of the Secured Party, notify account debtors of the security interest of the Secured Party in any Account and that payment thereof is to be made directly to the Secured Party. After the occurrence and during the continuance of an Event of Default and upon request of the Secured Party, any proceeds of Accounts or Inventory constituting Collateral received by the Debtor, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and the Debtor shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).

A. Records of Accounts. The Debtor will, at the request of the Secured Party, retain off-site current copies of all materials created by or furnished to the Debtor on which is recorded then-current information about any computer programs or data bases that the Debtor has developed or otherwise has the right to use from time to time as it relates to Accounts and Inventory only. The Debtor will, after the occurrence and during the continuance of an Event of Default, at the request of the Secured Party, deliver a set of such copies to the Secured Party for safekeeping and retention or transfer in the event of foreclosure.

A. Further Assurances. Upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor will promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the Uniform Commercial Code. The Debtor authorizes the Secured Party to file any such financing statement without the signature of the Debtor to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to it.

A. Insurance Proceeds. Other than after the occurrence and during the continuance of an Event of Default, the Debtor shall retain all proceeds of any insurance on the Collateral.

I. Section Notices and Reports Pertaining to Collateral. The Debtor will, with respect to the Collateral:

          (a) promptly furnish to the Secured Party, from time to time upon written request, reports in form and detail reasonably satisfactory to the Secured Party setting forth an aging of Accounts and location of all Inventory and after an Default a copy of the names and addresses of all account debtors of the Company with information as to the outstanding balance due from each such account debtor; and

          (b) promptly notify the Secured Party of any Encumbrance asserted against the Collateral other than a Permitted Encumbrance, including any attachment, levy, execution or other legal process levied against any of the Collateral;

The Debtor authorizes the Secured Party to, and the Secured Party agrees to, destroy all invoices, delivery receipts, reports and other types of documents and records submitted to the Secured Party in connection with the transactions contemplated herein at any time subsequent to 12 months from the time such items are delivered to the Secured Party.

I. Section Secured Party's Rights with respect to Collateral. The Secured Party may, at its option and at any time, after the occurrence and during the continuance of an Event of Default and after the Guaranteed Obligations have been accelerated in accordance with the terms of the Loan Agreement, without notice or demand on the Debtor, take the following actions with respect to the
Collateral:

          (a) with respect to any Accounts (i) notify account debtors of the security interest of the Secured Party in such Accounts and that payment thereof is to be made directly to the Secured Party; (ii) demand, collect, and receipt for any amounts relating thereto, as the Secured Party may determine; (iii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iv) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (v) endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of the Debtor; and (vi) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes; and

          (b) with respect to any Inventory make, adjust and settle claims under any insurance policy related thereto.

Except as otherwise provided herein or by law and except for accounting for moneys actually received by it in good funds hereunder, the Secured Party shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any Collateral in its possession.

I. Section Set-off Rights. Regardless of the adequacy of any Collateral or any other means of obtaining repayment for any Guaranteed Obligations, the Lenders shall have the right to set off against the bank accounts of the Debtor to the same extent as provided as to the Company under Section 9.3 of the Loan Agreement.

I. Section Defaults. An event of default ("Event of Default") shall exist as provided in Section 7.1 of the Loan Agreement or as provided in Section 4A of the Loan Agreement.

I.   Section   Secured Party's Rights and Remedies.

     (a)  So long as any Event of Default shall have occurred and is continuing:

               (i) the Secured Party may take immediate possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for a reasonable period for purposes of conducting a sale or enforcing the rights of the Secured Party;

               (ii) the Debtor will, upon demand, assemble the Collateral and make it available to the Secured Party at a place and time designated by the Secured Party that is reasonably convenient to both parties;

               (iii) the Secured Party may sell or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may reasonably determine, and the Secured Party may purchase any Collateral at any such sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Debtor prior written notice (which, if given at least ten days prior to any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. The Debtor agrees that upon any such sale the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Debtor. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Debtor shall execute all applications or other instruments as may be reasonably required; and

               (iv) in any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

     (b) Prior to any disposition of Collateral pursuant to this Agreement the Secured Party may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as to make it saleable.

     (c) To the extent necessary in connection with the exercise of remedies hereunder, the Secured Party is hereby granted a license or other right to use, upon the occurrence and during the continuance of an Event of Default, without charge, the Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, relating to the Collateral, in completing production of, advertising for sale and selling any Collateral.

     (d) The filing of a case under the Bankruptcy Code or similar statute by or against the Company shall not limit the right of the Secured Party on behalf of the Lenders to exercise rights against the Debtor.

     (e) The Secured Party shall be entitled to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including reasonably attorneys' fees and other reasonable legal expenses incurred by it in connection therewith; and second, to the payment of the Guaranteed Obligations in accordance with the Loan Agreement.
Any surplus remaining after such application shall be paid to the Debtor or to whomever may be legally entitled thereto, provided that in no event shall the Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in good funds (or the equivalent value if any Collateral is retained) by the Secured Party. The Debtor shall remain liable for any deficiency.

I. Section Waivers. The Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, Collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Debtor under this Agreement, any other Loan Document or any other document evidencing the Guaranteed Obligations. With respect to both the Guaranteed Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Guaranteed Obligations. The Secured Party shall not be deemed to have waived any of its rights with respect to the Guaranteed Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Secured Party in the Guaranteed Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

I. Section Expenses. Guaranteed Obligations shall include all of the expenses provided for in Section 9.2 of the Loan Agreement and in addition all reasonable out-of-pocket expenses of the Secured Party or the Lenders related to the enforcement of this Agreement, the collection, preservation or sale of the Collateral or other reasonable out-of-pocket expense related to the Secured Party's and the Lender's rights hereunder, including, without limitation, reasonable attorneys fees or expenses related to any of the forgoing, including the cost of internal appraisers and examiners.

I. Section Notices. Any demand upon or notice to the Debtor shall be effective when delivered to the Company as provided in Section 9.1 of the Loan Agreement and to the Secured Party if delivered as provided in Section
9.1 of the Loan Agreement.

I. Section Successors and Assigns. This Agreement shall be binding upon the Debtor, the Secured Party, the Lenders, their respective successors and assigns, and shall inure to the benefit of and be enforceable by the Debtor, the Secured Party or any of the Lenders and their respective successors and assigns. Without limiting the generality of the foregoing sentence, the Secured Party and the Lenders may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Guaranteed Obligations as provided in the Loan Agreement, or sell participation in any interest therein as provided in the Loan Agreement, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Party and the Lenders herein.

I. Section General. This Agreement may not be amended or modified except by a writing signed by the Debtor and the Secured Party (subject to the provisions of Section 9.7 of the Loan Agreement), nor may the Debtor assign any of its rights hereunder. This Agreement and the terms, covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

I. Section Section Headings. Section headings are for convenience of reference only and are not a part of this Agreement.

I. Section JURY WAIVER. THE SECURED PARTY (BY ITS ACCEPTANCE HEREOF) AND THE DEBTOR AGREE THAT NEITHER OF THEM, NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE SECURED PARTY AND THE DEBTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE SECURED PARTY NOR THE DEBTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed as an instrument under seal as of the date first written above.



WITNESS:                 DEBTOR:  GUESS? LICENSING, INC.



                         By:

                         Title:


Accepted and Agreed to:


BANKBOSTON, N.A. as Agent for the Lenders


By:
   -------------------------------------------------
Title:

                               OFFICER'S CERTIFICATE

                                         to

                                 SECURITY AGREEMENT

                               Dated JANUARY 30, 1998



     GUESS ? LICENSING, Inc. (the "Debtor"), hereby certifies, with reference to a certain Security Agreement dated January 30, 1998 (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Debtor and BankBoston, N.A. (the "Agent"), to the Agent and the Lenders as follows:

     1.   Names.

     (a) The exact corporate name of the Debtor and its taxpayer identification number is as follows:

          Guess ? Licensing, Inc. ; 95-4-660504


     (b) The following is a list of all other names (including trade names or similar appellations) used by the Debtor, or any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any previous time:

          None.


     2.   Locations.

     (a) The chief executive office of the Debtor is located at the following address:

          1444 South Alameda Street
          Los Angeles, California  90021



     (b) The following are is a list of all other locations in the United States of America in which the Debtor maintains any books or records relating to any of the Collateral:

               NONE

Within the last four months, if different:


     (c) Set forth on Schedule 2 (c) hereto are all the other places of business of the Debtor in the United States of America where Collateral is located.

     (d) The following are the names and addresses of all persons or entities other than the Debtor, such as lessees, consignees or warehousemen that have possession or are intended to have possession of any of the Collateral consisting of Inventory:

Currently:

 Street and Number       County         State          Zip Code



Within the last four months, if different:

 Street and Number       County         State          Zip Code




     IN WITNESS WHEREOF, this Certificate has been executed on behalf of the Debtor by its duly authorized officer on this 30th day January, 1998.


                              GUESS ? LICENSING, INC.

                              By:

                              Title:

                                  BANKBOSTON, N.A.
                formerly known as The First National Bank of Boston

                                 SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (the "Agreement") made as of January 30, 1998 by GUESS ? RETAIL, INC., a Delaware corporation with its chief executive offices at 1444 South Alameda St., Los Angeles CA 90021 (the "Debtor") in favor of BANKBOSTON, N.A., formerly known as THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (sometimes referred to as the "Agent") as agent for itself and for the Lenders parties to the Loan Agreement referred to below (the "Lenders") (the "Secured Party").

     WHEREAS, Guess?, Inc (the "Company"), the Secured Party and the Lenders entered into as of March 28, 1997 an Amended and Restated Revolving Credit Agreement (the "Loan Agreement") (all terms not otherwise defined shall have the meaning provided in the Loan Agreement) and;

     WHEREAS, on December 31, 1997, the Company transferred to the Debtor certain of its assets comprised of certain leases of retail stores, the inventory in those stores and related items of collateral; and

     WHEREAS, the Secured Party and the Lenders consented to the transfer from the Company to the Debtor on the condition that the Debtor would guarantee the Guaranteed Obligations of the Company to the Secured Party and the Lenders and grant a security interest in its assets as provided in this security agreement;

     WHEREAS, the Company, the Debtor, Guess? Licensing, Inc, the Secured Party and the Lenders have entered into a Second Amendment and Consent to the Loan Agreement by which the Debtor has agreed to guarantee the Guaranteed Obligations as defined in the Loan Agreement.

     NOW THEREFORE, for value received, the receipt and legal sufficiency of which is hereby acknowledged, the Debtor hereby agrees as follows:

I. Section Definitions. All capitalized terms used herein or in any certificate, report or other document delivered pursuant to this Agreement shall have the meanings assigned to them below or in the Loan Agreement (unless otherwise defined). Except as otherwise defined, terms defined in the Uniform Commercial Code shall have the meanings set forth therein.

     Accounts. All rights of the Debtor to payment for goods sold or leased or for services rendered, all sums of money or other proceeds due or becoming due thereon, all instruments evidencing any such right, all guarantees of and security for any such right, and the Debtor's rights pertaining to and interest in such goods, including the right of stoppage in transit, replevin or reclamation, all chattel paper evidencing any such right and all other property constituting "accounts" as such term is defined in the Uniform Commercial Code.

     Collateral.  See Section 2.

     General Intangibles. All "general intangibles" as such term is defined in the Uniform Commercial Code, but specifically excluding any trademarks, trade names, patents, copyrights and any other intellectual property, other than an Account arising from the licensing of any of the foregoing.

     Inventory. All goods, merchandise and other personal property of the Debtor that are held for sale, lease or other disposition, or for display or demonstration, or leased or consigned, or that are raw materials, piece goods, work-in-process or materials used or consumed or to be used or consumed in the Debtor's business, whether in transit or in the possession of the Debtor or another, including without limitation all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and goods located on the premises of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other third parties; all display materials relating to any of the foregoing; all warehouse receipts and other negotiable and non-negotiable documents of title covering any of the foregoing; and all other property constituting "inventory" as such term is defined in the Uniform Commercial Code.

     Officer's Certificate. A certificate signed by an officer of the Debtor authorized in the resolution delivered herewith in the form attached hereto and delivered concurrently herewith.

     Uniform Commercial Code. The Uniform Commercial Code as in effect in the Commonwealth of Massachusetts.

I. Section Grant. To secure the payment and performance of the Debtor's guarantee of the Guaranteed Obligations, the Debtor hereby assigns and pledges to the Secured Party and grants to the Secured Party a continuing security interest in all of its rights, title and interest in, whether now owned or existing or hereafter arising or acquired, all Inventory and Accounts, and any and all additions, substitutions, replacements and accessions to any of the foregoing; and all proceeds and products of any of the foregoing (including, without limitation, proceeds which constitute Accounts, Inventory or General Intangibles) (collectively, the "Collateral").

I. Section Representations, Warranties and Covenants. The Debtor makes the following representations and warranties, and agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Agreement is in effect:

A.   Name; Debtor/Collateral Location; Changes.

     (a) The name of the Debtor set forth on the first page hereof is the true and correct legal name of the Debtor, and except as otherwise disclosed to the Secured Party in the Officer's Certificate, the Debtor has not done business as or used any other name.

     (b) The address of the Debtor set forth on the first page hereof is the Debtor's chief executive office (the "Chief Executive Office") and the place where its business records are kept. Except (i) as disclosed on the Officer's Certificate, (ii) Collateral in transit between locations disclosed on the Officers Certificate and the Chief Executive Office, and (iii) Collateral in transit between the Company and the Debtor, all of the tangible Collateral is located at the Chief

Executive Office and at the retail locations listed in the Officers
Certificate.

     (c) The Debtor will not change its name, identity or organizational structure or the Chief Executive Office or place where its business records are kept, or move any tangible Collateral to a location other than (i) those set forth in the Officer's Certificate, (ii) Collateral in transit between locations disclosed on the Officers Certificate and the Chief Executive Office and (iii) Collateral in transit between the Company and the Debtor, unless the Debtor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have delivered to the Secured Party such new Uniform Commercial Code financing statements or other documentation as may be necessary or required by the Secured Party to ensure the continued perfection and priority of the security interests granted by this Agreement.

A. Ownership of Collateral; Absence of Liens and Restrictions. The Debtor is, and in the case of property acquired after the date hereof, will be, the sole legal and equitable owner of the Collateral, holding good and marketable title to the same free and clear of all Encumbrances except Permitted Encumbrances, and has good right and legal authority to assign, deliver, and create a security interest in the Collateral in the manner herein contemplated. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the security interests contemplated hereunder.

A. First Priority Security Interest. This Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices for the locations of Collateral listed in the Officer's Certificate, create a valid and continuing first lien on and perfected security interest in the Collateral (except for property not located in the United States or property in which a security interest may not be perfected by filing of a financing statement under the Uniform Commercial Code), prior to all other Encumbrances other than Permitted Encumbrances, and is enforceable as such against creditors of the Debtor.

A. Sales and Further Encumbrances. The Debtor shall defend its title to, and the Secured Party's interest in, the Collateral against all claims and take any action necessary to remove any Encumbrances other than Permitted Encumbrances and defend the right, title and interest of the Secured Party in and to any of the Secured Party's rights in the Collateral.

A. Accounts: Collection and Delivery of Proceeds. The Debtor will collect all of its Accounts constituting Collateral in the ordinary course of its business consistent with past practices unless and until the Secured Party exercises its rights to collect the Accounts pursuant to this Agreement. After the occurrence and during the continuation of an Event of Default, the Debtor shall, at the request of the Secured Party, notify account debtors of the security interest of the Secured Party in any Account and that payment thereof is to be made directly to the Secured Party. After the occurrence and during the continuance of an Event of Default and upon request of the Secured Party, any proceeds of Accounts or Inventory constituting Collateral received by the Debtor, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Secured Party and the Debtor shall deliver said proceeds daily to the Secured Party, without commingling, in the identical form received (properly endorsed or assigned where required to enable the Secured Party to collect same).

A. Records of Accounts. The Debtor will, at the request of the Secured Party, retain off-site current copies of all materials created by or furnished to the Debtor on which is recorded then-current information about any computer programs or data bases that the Debtor has developed or otherwise has the right to use from time to time as it relates to Accounts and Inventory only. The Debtor will, after the occurrence and during the continuance of an Event of Default, at the request of the Secured Party, deliver a set of such copies to the Secured Party for safekeeping and retention or transfer in the event of foreclosure.

A. Further Assurances. Upon the written request of the Secured Party, and at the sole expense of the Debtor, the Debtor will promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the Uniform Commercial Code. The Debtor authorizes the Secured Party to file any such financing statement without the signature of the Debtor to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Secured Party, duly endorsed in a manner satisfactory to it.

A. Insurance Proceeds. Other than after the occurrence and during the continuance of an Event of Default, the Debtor shall retain all proceeds of any insurance on the Collateral.

I. Section Notices and Reports Pertaining to Collateral. The Debtor will, with respect to the Collateral:

          (a) promptly furnish to the Secured Party, from time to time upon written request, reports in form and detail reasonably satisfactory to the Secured Party setting forth an aging of Accounts and location of all Inventory and after an Default a copy of the names and addresses of all account debtors of the Company with information as to the outstanding balance due from each such account debtor; and

          (b) promptly notify the Secured Party of any Encumbrance asserted against the Collateral other than a Permitted Encumbrance, including any attachment, levy, execution or other legal process levied against any of the Collateral;

The Debtor authorizes the Secured Party to, and the Secured Party agrees to, destroy all invoices, delivery receipts, reports and other types of documents and records submitted to the Secured Party in connection with the transactions contemplated herein at any time subsequent to 12 months from the time such items are delivered to the Secured Party.

I. Section Secured Party's Rights with respect to Collateral. The Secured Party may, at its option and at any time, after the occurrence and during the continuance of an Event of Default and after the Guaranteed Obligations have been accelerated in accordance with the terms of the Loan Agreement, without notice or demand on the Debtor, take the following actions with respect to the
Collateral:

          (a) with respect to any Accounts (i) notify account debtors of the security interest of the Secured Party in such Accounts and that payment thereof is to be made directly to the Secured Party; (ii) demand, collect, and receipt for any amounts relating thereto, as the Secured Party may determine; (iii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iv) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (v) endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of the Debtor; and (vi) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes; and

          (b) with respect to any Inventory make, adjust and settle claims under any insurance policy related thereto.

Except as otherwise provided herein or by law and except for accounting for moneys actually received by it in good funds hereunder, the Secured Party shall have no duty as to the collection or protection of the Collateral nor as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any Collateral in its possession.

I. Section Set-off Rights. Regardless of the adequacy of any Collateral or any other means of obtaining repayment for any Guaranteed Obligations, the Lenders shall have the right to set off against the bank accounts of the Debtor the to the same extent as provided as to the Company under Section 9.3 of the Loan Agreement.

I. Section Defaults. An event of default ("Event of Default") shall exist as provided in Section 7.1 of the Loan Agreement or as provided in Section 4A of the Loan Agreement.

I.    Section  Secured Party's Rights and Remedies.

     (a) So long as any Event of Default shall have occurred and is continuing:
               (i) the Secured Party may take immediate possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for a reasonable period for purposes of conducting a sale or enforcing the rights of the Secured Party;

               (ii) the Debtor will, upon demand, assemble the Collateral and make it available to the Secured Party at a place and time designated by the Secured Party that is reasonably convenient to both parties;

               (iii) the Secured Party may sell or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may reasonably determine, and the Secured Party may purchase any Collateral at any such sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Debtor prior written notice (which, if given at least ten days prior to any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. The Debtor agrees that upon any such sale the Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by the Debtor. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Debtor shall execute all applications or other instruments as may be reasonably required; and

               (iv) in any jurisdiction where the enforcement of its rights hereunder is sought, the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code.

     (b) Prior to any disposition of Collateral pursuant to this Agreement the Secured Party may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as to make it saleable.

     (c) To the extent necessary in connection with the exercise of remedies hereunder, the Secured Party is hereby granted a license or other right to use, upon the occurrence and during the continuance of an Event of Default, without charge, the Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, relating to the Collateral, in completing production of, advertising for sale and selling any Collateral.

     (d) The filing of a case under the Bankruptcy Code or similar statute by or against the Company shall not limit the right of the Secured Party on behalf of the Lenders to exercise rights against the Debtor.

     (e) The Secured Party shall be entitled to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking,holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including reasonably attorneys' fees and other reasonable legal expenses incurred by it in connection therewith; and second, to the payment of the Guaranteed Obligations in accordance with the Loan Agreement. Any surplus remaining after such application shall be paid to the Debtor or to whomever may be legally entitled thereto, provided that in no event shall the Debtor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in good funds (or the equivalent value if any Collateral is retained) by the Secured Party. The Debtor shall remain liable for any deficiency.

I. Section Waivers. The Debtor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, Collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Debtor under this Agreement, any other Loan Document or any other document evidencing the Guaranteed Obligations. With respect to both the Guaranteed Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for Guaranteed Obligations. The Secured Party shall not be deemed to have waived any of its rights with respect to the Guaranteed Obligations or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Secured Party in the Guaranteed Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

I. Section Expenses. Guaranteed Obligations shall include all of the expenses provided for in Section 9.2 of the Loan Agreement and in addition all reasonable out-of-pocket expenses of the Secured Party or the Lenders related to the enforcement of this Agreement, the collection, preservation or sale of the Collateral or other reasonable out-of-pocket expense related to the Secured Party's and the Lender's rights hereunder, including, without limitation, reasonable attorneys fees or expenses related to any of the forgoing, including the cost of internal appraisers and examiners.

I. Section Notices. Any demand upon or notice to the Debtor shall be effective when delivered to the Company as provided in Section 9.1 of the Loan Agreement and to the Secured Party if delivered as provided in the Section 9.l of the Loan Agreement.

I. Section Successors and Assigns. This Agreement shall be binding upon the Debtor, the Secured Party, the Lenders, their respective successors and assigns, and shall inure to the benefit of and be enforceable by the Debtor, the Secured Party or any of the Lenders and their respective successors and assigns. Without limiting the generality of the foregoing sentence, the Secured Party and the Lenders may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Guaranteed Obligations as provided in the Loan Agreement, or sell participation in any interest therein as provided in the Loan Agreement, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Secured Party and the Lenders herein.

I. Section General. This Agreement may not be amended or modified except by a writing signed by the Debtor and the Secured Party (subject to the provisions of Section 9.7 of the Loan Agreement), nor may the Debtor assign any of its rights hereunder. This Agreement and the terms, covenants and conditions hereof shall be construed in accordance with, and governed by, the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of law provisions contained therein).

I. Section Section Headings. Section headings are for convenience of reference only and are not a part of this Agreement.

I. Section JURY WAIVER. THE SECURED PARTY (BY ITS ACCEPTANCE HEREOF) AND THE DEBTOR AGREE THAT NEITHER OF THEM, NOR ANY ASSIGNEE OR SUCCESSOR SHALL
(A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE SECURED PARTY AND THE DEBTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE SECURED PARTY NOR THE DEBTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed as an instrument under seal as of the date first written above.


WITNESS:                 DEBTOR:  GUESS? RETAIL, INC.



                         By:

                         Title:


Accepted and Agreed to:


BANKBOSTON, N.A. as Agent for the Lenders



By:__________________________________________
Title:

                               OFFICER'S CERTIFICATE

                                         to

                                 SECURITY AGREEMENT

                               Dated JANUARY 30, 1998


     GUESS ? Retail, Inc. (the "Debtor"), hereby certifies, with reference to a certain Security Agreement dated January 30, 1998(the "Security Agreement") (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Debtor and BankBoston, N.A. (the "Agent"), to the Agent and the Lenders as follows:

     1.   Names.

     (a) The exact corporate name of the Debtor and its taxpayer identification number are as follows:

          Guess ? Retail, Inc.; 95-4-660502


     (b) The following is a list of all other names (including trade names or similar appellations) used by the Debtor, or any other business or organization to which the Debtor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any previous time:

          None.


     2.   Locations.

     (a) The chief executive office of the Debtor is located at the following address:

          1444 South Alameda Street
          Los Angeles, California  90021


     (b) The following are is a list of all other locations in the United States of America in which the Debtor maintains any books or records relating to any of the Collateral:

          See Schedule 2 (b)

Within the last four months, if different:


     (c) Set forth on Schedule 2 (c) hereto are all the other places of business of the Debtor in the United States of America where Collateral is located.

     (d) The following are the names and addresses of all persons or entities other than the Debtor, such as lessees, consignees or warehousemen that have possession or are intended to have possession of any of the Collateral consisting of Inventory:

Currently:

Street and Number             County              State                Zip Code



Within the last four months, if different:

Street and Number             County              State                Zip Code



     IN WITNESS WHEREOF, this Certificate has been executed on behalf of the Debtor by its duly authorized officer on this 30th day January, 1998.


                              GUESS ? Retail, Inc.

                              By:

                              Title:

FOOTER B HAS BEEN ENTERED (DRAFT) EXHIBIT K



                            TRANSACTIONS WITH AFFILIATES

     The Company is engaged in various transactions with entities affiliated with trusts for the respective benefit of Maurice, Paul and Marciano (the "Marciano Trusts"). The Company believes that each of the companies in which the Marciano Trusts have an investment, and related party transactions discussed below were entered into on terms no less favorable to the Company than could have been obtained from an unaffiliated third party.

     So long as each of Retailing and Licensing is a Guarantor and a wholly-owned Subsidiary of the Company, any transactions between or among any of the Company, Licensing and Retailing shall not constitute prohibited transactions under Section 6.11 of the Credit Agreement.

Mergers

     On August 13, 1996, Marciano International, which was wholly owned by the Marciano Trusts, was merged with and into the Company in connection with the initial public offering. Consideration paid to the Marciano Trusts was $300,000.

License Arrangements and Licensee Transactions

     The Company has a licensing agreement with Charles David of California ("Charles David"). Charles David is controlled by the father-in-law of Maurice Marciano. The Marciano Trusts and Nathalie Marciano (the spouse of Maurice Marciano) together own 50% of the Charles David, and the remaining 50% is owned by the father-in-law of Maurice Marciano. The Licensing agreement grants Charles David the rights to manufacture worldwide and distribute worldwide (except Japan) men's, women's and some children's leather and rubber footwear, excluding athletic footwear, which bear the Guess 'r' logo and trademark. The license also includes related shoe care products and accessories. Gross royalties earned by the Company under such license agreement for the fiscal year ended December 31, 1996 was $1.5 million. Additionally, the Company purchased $6.0 million of product from Charles David for resale in the Company's retail stores during the same period.

     On September 1, 1994, the Company entered into a licensing agreement with California Sunshine Active Wear, Inc. ("California Sunshine"), granting it the rights to manufacture and distribute men's and women's activewear, which bear the Guess 'r' logo and trademark, in the United States. The Marciano Trusts together own 51% of California Sunshine. Gross royalties earned by the Company under such license agreement for the fiscal year ended December 31, 1996 was $742,000. Additionally, the Company purchased $1.4 million of product from California Sunshine for resale in the Company's retail stores during the same period.

     Effective January 1, 1995, the Company entered into a licensing agreement with Guess? Italia, S.r.1. ("Guess Italia"), granting it the exclusive right in Italy and non-exclusive rights to other parts of Europe to manufacture and distribute men's and women's apparel and accessories, which bear the Guess 'r' logo and trademark. Prior to the initial public offering, Guess Italia was owned 79% by the Company and 21% by Marciano International, a company wholly owned by the Marciano Trusts. As part of the reorganization in connection with the initial public offering, Guess Italia became a wholly-owned subsidiary of the Company when Marciano International was merged with and into the Company. Gross royalties earned by the Company under such license agreement for the fiscal year ended December
31, 1996 was $766,000. Additionally, the Company purchased $327,000, of product from Guess? Italia and sold $89,000, of product for resale in Guess? Italia's retail store and to other wholesale customers during the fiscal year ended December 3, 1996. All inter-company transactions were eliminated during consolidation.

     Effective December 9, 1992, the Company entered into a licensing agreement with Nantucket Industries ("Nantucket"), granting it the rights to manufacture and distribute women's intimate apparel within the United States, which bear the Guess 'r' logo and trademark. Nantucket is owned 13.0% by the Company and 7.6% by the Marciano Trusts. During the fiscal year ended December 31, 1996, the Company recorded gross royalty income of $327,000, purchased $416,000 of product for resale in its retail stores, and recorded an equity loss of $349,000.

     Effective December 1, 1989, the Company entered into a licensing agreement with Strandel, Inc. ("Strandel"), granting it the rights to manufacture and distribute Men's, Women's and Children's Knits and woven sportswear in Canada, which bear the Guess 'r' logo and trademark. Strandel is owned 20% by the Company. During the fiscal year ended December 31, 1996, the Company recorded gross royalty income $1.8 million and recorded an equity loss of $127,000.

     On January 1, 1997, the Company acquired a limited partnership interest of 24.75% in S.W.P.I., Ltd., a California limited partnership, in which the Marciano Trusts have a 76.25% interest, from Pour Le Bebe, Inc., a California corporation, as payment in lieu of unpaid license fees due November 1, 1996. The limited partnership interest of 24.75% in S.W.P.I., Ltd. was valued at $1.4 million by the Company.

Purchasing Agent Agreement

     On May 3, 1994, the Company entered into an agreement with Ranche, Ltd. ("Ranche"), a wholly owned subsidiary of Guess Europe, BV ("GEBV") to serve as a non-exclusive buying agent for the Company in Hong Kong, which agreement was terminated in the first quarter of 1996 when certain of Ranche's assets were transferred to Newtimes Guess, Ltd., a Hong Kong corporation ("Newtimes") in which the Company and the Marciano Trusts then held indirect ownership interest of 25% and 25%, respectively. In connection with the initial public offering, the Marciano Trusts' indirect interest in Newtimes was transferred to the Company. Ranche earned commissions of $192,000 during the period in 1996 in which the agreement was still active. In addition, Ranche operates earned by the Company under such license for the fiscal year ended December 31, 1996 was $383,000.

     In February 1996, the Company entered into a buying agency agreement with Newtimes. Pursuant to such agreement, the Company pays Newtimes a commission based upon the cost of finished garments purchased for the Company by Newtimes. Commissions earned by Newtimes during the fiscal year ended December 31, 1996 and $624,000. Additionally, the Company recorded $190,000 in equity losses during 1996.

Leases

     The Company leases manufacturing, warehouse and administrative facilities and one retail administrative facility from partnerships affiliated with certain Stockholders of the Company. The leases in effect at December 31, 1996 will expire in July 2008. Aggregate lease payments under leases in effective for the fiscal year ended December 31, 1996 were $2.9 million.

     The Company currently rents, on a month-to-month basis, a portion of a remote Guess facility to Southwest Pacific Investment Company ("SWPI"), an entity owned by the Marciano Trusts. Monthly rental charges are $11,000, effective August 1, 1996. An aggregate of $57,000 was paid by SWPI to the Company during 1996.